This is filed pursuant to Rule 497(e).
File Nos.2-70427 and 811-03131

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

                 AllianceBernstein Global Technology Fund, Inc.


August 13, 2008

As required by a policy adopted by AllianceBernstein Global Technology Fund, Inc. (the "Fund"), this is to provide you with notice of a change in the Fund's policy to invest at least 80% of its net assets in companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements. On August 7, 2008, the Board of Directors (the "Board") of the Fund approved a proposal to eliminate this policy. The Board also approved a change in the Fund's name to AllianceBernstein Global Thematic Growth Fund, Inc.
and a proposal to broaden the Fund's investment strategy to pursue opportunistic growth across multiple industries.

Since its inception, the Fund has focused on investments in global growth equity companies that were expected to benefit from innovative technological advances and improvements. In November, the Fund's investment strategy will be broadened to include investments in a global universe of companies in multiple industries, many of which may benefit from technological innovation. The Fund's investments will not be restricted to any particular sector or industry. Drawing on the research initiatives of AllianceBernstein L.P., the Fund's investment adviser (the "Adviser"), and its economists' macro-economic insights, the Fund's new investment strategy will seek to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's portfolio and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earning growth, valuation and quality of company management. Overall, the goal of this investment process is to identify the most attractive securities across multiple industries worldwide, fitting into our broader themes.

These name and policy changes will not become effective until at least 60 days after the date of this notice and are currently expected to become effective on or about November 3, 2008.



SK 00250 0200 900482 v2